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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

        Date of Report (date of earliest event reported): March 7, 2000

                           iGATE CAPITAL CORPORATION
            (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                  000-21755                  25-1802235
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

            1004 McKee Road                                          15071
         Oakdale, Pennsylvania                                     (Zip Code)
(Address of principal executive offices)


      Registrant's telephone number, including area code: (412) 787-2100


                              Mastech Corporation
          (former name or former address, if changed since last year)


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Item 5. Other Events
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On March 7, 2000, the Company issued a press release announcing its transformation into iGate Capital Corporation. Mastech Corporation will hereby be known as iGate Capital Corporation and its NASDAQ ticker will change from "MAST" to "IGTE". A copy of this press release is attached as Exhibit 99.1.

Item 7c. Exhibits
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99.1 News release dated March 7, 2000 regarding formation of iGATE Capital
Corporation.
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SIGNATURES
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 Pursuant to the requirements of the Securities and Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    iGATE CAPITAL CORPORATION

DATE: March 7, 2000                       By: /s/ Bruce E. Haney
                                          ----------------------
                                          Chief Financial Officer
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Exhibit Number                  Description
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99.1                            News release dated March 7, 2000 announcing the
                                transformation into iGATE Capital Corporation.